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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                -----------------

                       Date of Report: SEPTEMBER 12, 2008

                          ALLERGY RESEARCH GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

            FLORIDA                    000-27227                13-3940486
 (State or Other Jurisdiction       (Commission File         (I.R.S. Employer
       of Incorporation)                Number)           Identification Number)

                              2300 NORTH LOOP ROAD
                                ALAMEDA, CA 94502
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (800) 545-9960

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01. CHANGES IN CONTROL OF REGISTRANT.

         At 12:00 Midnight, New York City time, on Tuesday, September 9, 2008, the tender offer (the "OFFER") made by Longhorn Acquisition Corp., a Florida corporation ("PURCHASER"), and a wholly owned subsidiary of KI NutriCare, Inc. ("KI NUTRICARE"), a New York corporation and wholly-owned subsidiary of Kikkoman Corporation, a corporation organized under the laws of Japan ("KIKKOMAN"), to acquire all of the issued and outstanding shares of common stock of Allergy Research Group, Inc. (the "COMPANY"), par value $0.001 per share (the "SHARES") at a price of $1.33 per Share (the "OFFER PRICE") in cash expired. 13,823,475 Shares were tendered and not withdrawn in the Offer (not including Shares tendered by notice of guaranteed delivery), which represent approximately 94.25% of the Company's outstanding Shares and the Purchaser purchased all of the properly tendered Shares on September 10, 2008 at the Offer Price. The Offer was made on the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of August 8, 2008 (the "MERGER AGREEMENT"), by and among Purchaser, KI NutriCare and the Company.

         On September 12, 2008, the Purchaser filed articles of merger, which merged Purchaser with and into the Company in a "short form" merger under
Section 607.1104 of the Florida Business Corporations Act (the "MERGER"), with the Company surviving the Merger as a wholly owned subsidiary of KI NutriCare (the "SURVIVING CORPORATION"). In connection with the Merger, at the effective time of the Merger (the "EFFECTIVE TIME"), (a) each Share (other than Shares held by the Company or in its treasury or by KI NutriCare, the Purchaser or any other wholly owned subsidiary of KI NutriCare or by shareholders, if any, who properly exercise their appraisal rights under the Florida Business Corporation
Act) was converted into the right to receive the same $1.33 in cash per Share as was paid in the Offer, without interest. Immediately upon the Merger, the Company became a direct wholly owned subsidiary of KI NutriCare.

         Holders of Shares that did not tender their Shares in the Offer and that comply with the applicable statutory procedures under Section 607.1323 of the Florida Business Corporations Act (the "APPRAISAL PROVISIONS"), will have certain rights to demand appraisal of their Shares. Shareholders will receive from the Company additional information with respect to the Appraisal Provisions and the procedures for exercising appraisal rights under the Appraisal Provisions.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         Pursuant to the Merger Agreement, at the Effective Time, the directors of the Purchaser immediately prior to the Effective Time became the directors of the Surviving Corporation and the officers of the Company immediately prior to the Effective Time became the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with the Surviving Corporation's Articles of Incorporation and Bylaws, or as otherwise provided by applicable law.

         At the Effective Time, each of the Company's directors tendered their resignation from the Company's Board of Directors, Dr. Stephen A. Levine, Ph.D resigned as the Chief Executive Officer and Chief Financial Officer of the Company, and Susan Levine resigned as the Vice-President and Secretary of the Company. As previously disclosed on the Company's Form 8-K filed August 11, 2008, on August 8, 2008, the Company entered into employment separation and general release agreements (the "Separation Agreements") and non-competition agreements (the "Non-Competition Agreements") with Dr. Levine and Susan Levine pursuant to which each agreed to resign such positions. The Separation Agreements and Non-Competition Agreements became effective at the Effective Time.

         The foregoing summary of the Merger Agreement and the Separation Agreements and Non-Competition Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents, which are attached to the Company's Form 8-K filed on August 11, 2008 as Exhibits 2.1, 10.1 and 10.2 and incorporated herein by reference.


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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

         Pursuant to the Merger Agreement, at the Effective Time, the Company's Articles of Incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety, and such amended and restated certificate of incorporation became the Articles of Incorporation of the Surviving Corporation. A copy of the Restated Articles of Incorporation of the Company is filed as Exhibit 3.1 hereto and incorporated herein by reference.

         In addition, pursuant to the Merger Agreement, at the Effective Time, the Bylaws of the Company, as in effect immediately prior to the Effective Time, were amended and restated in their entirety, and such amended and restated Bylaws became the Bylaws of the Surviving Corporation. A copy of the amended and restated Bylaws of the Company is filed as Exhibit 3.2 hereto and incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

EXHIBIT NO.                         DESCRIPTION
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    3.1       Articles of Amendment to the Articles of Incorporation of Allergy
              Research Group, Inc., dated September 12, 2008.

    3.2 Amended and Restated Bylaws of Allergy Research Group, Inc., dated September 12, 2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of September 12, 2008.
                                                ALLERGY RESEARCH GROUP, INC.



                                                By: /s/ Stephen Levine
                                                    ----------------------------
                                                    Stephen Levine
                                                    Chief Executive Officer and
                                                    Chief Financial Officer


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